Romantics Moments, Inc.
                               50 East 20th Street
                               New York, NY 11232




                                        August 15, 2002


DDK & Company LLP
Certified Public Accountants
1500 Broadway, 12th Floor
New York, NY 10036-4015


                                                    Re: RSI Enterprises, Inc.

     Please be advised that as of May 31, 2002, RSI Enterprises, Inc. owes Romantic Moments, Inc. $51,930. The loan is non-interest bearing. The loan is to be repaid in January 2004.


                                        Sincerely,

                                        /s/Steven Moskowitz
                                        Steven Moskowitz
                                        President